UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 15, 2008

(Date of earliest event reported)

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Hurley Street, Cambridge, Massachusetts 02141

(Address of principal executive offices, including zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 21, 2008, the Company issued a press release announcing its financial results for the first fiscal quarter ended January 31, 2008. A copy of this press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of this current report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 4.01	Changes in Registrant’s Certifying Accountants

On February 15, 2008, Ernst & Young LLP (Ernst & Young), our independent registered public accounting firm, informed us that they are declining to stand for reappointment for the fiscal 2008 audit. Ernst & Young has agreed to be engaged for the review of our interim consolidated financial statements to be included in our Quarterly Report on Form 10-Q for the quarter ended January 31, 2008.

The Ernst & Young report on the Company’s financial statements for the past two years, fiscal years 2006 and 2007, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, except for a modification for a going concern uncertainty. During fiscal years 2006 and 2007, as well as the interim periods since fiscal year end 2007 through February 15, 2008, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its audit report.

There were no “reportable events”(as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal years ended October 31, 2006 and 2007 or the subsequent interim periods through February 15, 2008, except for a material weakness in internal control over the Company’s accounting for the impairment of long-lived assets, which we reported in “Item 9A. Controls and Procedures,” of our Annual Report on Form 10-K for fiscal year 2007.

We have furnished Ernst & Young with a copy of the above disclosure and requested that Ernst & Young issue a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. The letter provided by Ernst & Young in response is included as Exhibit 16.1 to this report.

As of the date of filing this report, we have not engaged a new independent registered public accounting firm for the fiscal year ending October 31, 2008.

Item 9.01.	Financial Statements and Exhibits

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission

99.1	Press Release dated February 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

Date: February 21, 2008	By:	/s/ David A. Butler
David A. Butler
Interim Chief Financial Officer